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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 Registration Statement of our report dated March 6, 2001 included in the JMAR Technologies, Inc. Form 10-K for the year ended December 31, 2000, and to all references to our Firm included in this Registration Statement.

                                             /s/  ARTHUR ANDERSEN LLP

San Diego, California
March 30, 2001